                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               dELiA*S CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
                                  dELiA*S CORP.
                                435 HUDSON STREET
                            NEW YORK, NEW YORK 10014

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      We will be holding the annual meeting of stockholders of dELiA*s Corp. ("dELiA*s" or the "Company") at the Tarrytown House, East Sunnyside Lane, Tarrytown, New York, 10591 on Tuesday, July 24, 2001, at 1:00 p.m., local time. At our annual meeting, we will ask you to:

      1. Elect three Class B directors to hold office for a term of three years;

      2. Ratify the appointment of Ernst & Young LLP as our independent auditors;

      3. Approve an amendment to our 1999 amended and restated stock incentive plan that clarifies the amendment approved by a majority of our stockholders at our 2000 annual meeting that was intended to increase the number of shares available for issuance under the stock incentive plan on January 1, 2001 and January 1, 2002; and

      4. Transact such other business as may properly come before the meeting and any adjournments thereof.

      If you were a stockholder of record at the close of business on June 20, 2001, you may vote at the Annual Meeting.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors


                                        Timothy B. Schmidt
                                        SECRETARY

June 27, 2001

                              QUESTIONS AND ANSWERS

Q: When and where is the annual meeting?

We will be holding the 2001 annual meeting of stockholders of dELiA*s Corp. at the Tarrytown House, East Sunnyside Lane, Tarrytown, New York, 10591 on Tuesday, July 24, 2001, at 1:00 p.m., local time.

Q: What am I being asked to vote on at the annual meeting?

We are asking you to vote on three matters at the annual meeting:

      o the election of three directors to hold office for a three-year term;

      o ratification of the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year; and

      o     the approval of an amendment to our 1999 stock incentive plan.

Q: How does the board of directors recommend I vote on these proposals?

The board recommends that you vote FOR:

      o     the nominees for director;

      o the ratification of the appointment of Ernst & Young LLP as independent auditors; and

      o     the approval of the amendment to the 1999 Stock Incentive Plan.

Q: Who is entitled to vote at the annual meeting?

You are entitled to vote at the annual meeting if you owned shares of our Class A common stock on June 20, 2001, the record date for the annual meeting. On June 20, 2001, the Company had 38,529,607 shares of Class A common stock outstanding and entitled to vote in the annual meeting.

Q: What vote of the stockholders is needed to approve the proposals?

The holders of a majority of the outstanding shares of our Class A common stock, present in person or by proxy, and entitled to vote, will constitute a quorum at the annual meeting. Provided that a quorum is present at the meeting:

      o the nominees for director who receive the greatest number of votes will be elected;

      o the approval of a majority of the outstanding shares of our Class A common stock represented and entitled to vote at the meeting are needed to approve the ratification of the appointment of Ernst & Young as our independent auditors; and

      o the approval of a majority of the outstanding shares of Class A common stock represented and entitled to vote at the meeting are needed to the amendment to our 1999 stock incentive plan.

Q: What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards to ensure that all of your shares are voted.

Q: What do I need to do now?

Please carefully read this Proxy Statement, and then if you are a registered stockholder complete, sign and mail your proxy card in the enclosed return envelope as soon as possible. If you are not a registered stockholder, but hold your shares in street name through a bank or brokerage firm, refer to the instructions provided on your proxy card.

If you sign and send in your proxy card and do not mark how you want to vote, your proxy will be counted as a vote in favor of the nominees as directors, for the ratification of the appointment of Ernst & Young and for the amendment to our 1999 stock incentive plan.

If you prefer, you can attend the meeting and vote your shares in person.

Q: What do I do if my shares are held in "street name" by my broker?

If your shares are held in street name by a broker as your nominee, your broker will send you a proxy card. Many brokers also offer the option of voting either by telephone or electronically via the Internet, instructions for which will be provided by your broker on your proxy card.

Q: What happens if I do not instruct my broker how to vote on the proposals or if I mark "abstain" on the proxy card?

If your shares are held in street name by a broker, your broker will not be able to vote your shares without instructions from you.

If you mark your proxy "abstain" or do not instruct your broker how to vote, your shares will have the same effect as votes against the ratification of the appointment of Ernst & Young and the approval of the amendment to our 1999 stock incentive plan. These proposals require that a majority of the shares of our outstanding Class A common stock present or represented by proxy and entitled to vote at the meeting votes in favor of the proposals.

Q: Can I change my mind after I have mailed in my signed proxy card?

Yes. There are three ways you may withdraw your proxy at any time before the vote takes place: (1) you may return to the Secretary of the Company another properly signed proxy card bearing a later date; (2) you may deliver a written revocation of your proxy to the Secretary of the Company; or (3) you may attend the annual meeting, or any adjourned session thereof, in person and vote the shares covered by the proxy.

The mailing address for the Secretary of the Company is: dELiA*s Corp., 435 Hudson Street, 3rd Floor, New York, NY 10014, attention: Timothy Schmidt, Secretary.

Q: Who should I call if I have any additional questions?

If you hold your shares directly, please call our Investor Relations department at (212) 807-9060. If your shares are held in street name, please contact your broker at the telephone number provided by your broker on your proxy card.

                                  dELiA*S CORP.
                                435 HUDSON STREET
                            NEW YORK, NEW YORK 10014

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 24, 2001

      The accompanying proxy is solicited by and on behalf of the Board of Directors of dELiA*s Corp., a Delaware corporation ("dELiA*s" or the "Company"), to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Tarrytown House, East Sunnyside Lane, Tarrytown, New York, 10591 on Tuesday, July 24, 2001, at 1:00 p.m., local time, and at any adjournments thereof.

      When the accompanying proxy is properly executed and returned, the shares of our common stock, par value $ .01 per share, it represents will be voted at the meeting in accordance with the directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the three nominees for Class B directors listed herein; (ii) FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the current fiscal year; (iii) FOR the approval of the amendment to our amended and restated 1999 stock incentive plan as described herein and (iv) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting and at any adjournments thereof. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to our Secretary a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Annual Meeting in person may withdraw his proxy and vote his shares.

      We will bear the cost of this solicitation of proxies. We will make solicitations primarily by mail; however, our officers and employees may solicit proxies personally or by telephone or by telegram. We will not provide special compensation to those persons for such services. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding shares of our common stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

      A copy of the Notice of Annual Meeting of Stockholders accompanies this Proxy Statement. This Proxy Statement will first be mailed to our stockholders on or about June 28, 2001.

                                  VOTING RIGHTS

      Only holders of record of shares of our common stock at the close of business on June 20, 2001 will be entitled to notice of and to vote at the Annual Meeting. On that date, we had outstanding 38,529,607 shares of our common stock, net of treasury shares, the holders of which are entitled to one vote per share on each matter to come before the Annual Meeting. Voting rights are non-cumulative.

      The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of our common stock will constitute a quorum at the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the two nominees receiving the greatest number of votes will be elected as directors). The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting will be required to ratify the appointment of Ernst & Young

LLP and approve the clarifying amendment to our 1999 amended and restated stock incentive plan. Abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

      The following table sets forth information as of June 20, 2001 with respect to our Class A common stock beneficially owned by (i) each person we know to be the beneficial owner of more than 5% of the shares of our Class A common stock, (ii) each director individually, (iii) each named executive officer individually and (iv) all executive officers and directors as a group.

                                                SHARES OF CLASS A COMMON
                                                STOCK BENEFICIALLY OWNED
                                               ----------------------------

                                                               PERCENTAGE
                                                   NUMBER        OWNED
NAME AND ADDRESS
5% STOCKHOLDER
Stephen I. Kahn (1)...........................     10,938,955       28.28%
  435 Hudson Street
  New York, New York 10014

OTHER NAMED EXECUTIVE OFFICERS AND DIRECTORS

Geraldine Karetsky (2)........................      1,765,187         4.35
  1660 Silverking Drive
  Aspen, Colorado 81611
Christopher C. Edgar (3)......................      1,486,422         3.86
Evan Guillemin (4)............................        465,240         1.21
Dennis Goldstein (5)..........................        332,006            *
Patricia Waechter ............................         85,794            *
S. Roger Horchow .............................         78,890            *
Clare R. Copeland ............................         81,885            *
Estelle DeMuesy ..............................         50,468            *
Joseph J. Pinto (6)...........................         78,890            *
Timothy U. Nye (7) ...........................         12,500            *
Doug Platt (8) ...............................         12,500            *
Directors and executive officers as a group        14,434,778       36.80%
(16 individuals)..............................

----------
* Less than 1%.

(1) Includes (a) 6,274,370 shares of our Class A common stock directly owned by Mr. Kahn, (b) 150,783 shares of our Class A common stock which Mr. Kahn has an option to purchase which is exercisable (or will become exercisable within 60 days), (c) 68,600 shares of our Class A common stock that Mr. Kahn holds as trustee for the benefit of his minor children, and (d) 4,445,202 shares of our Class A common stock that Mr. Kahn has the sole power to vote and shared power to restrict distribution of pursuant to a stockholders agreement. In addition, as Chief Executive Officer and Chairman of the Board of dELiA*s

      Corp., Mr. Kahn may be deemed to share dispositive and voting power over 11,425,000 shares of our Class B common stock and 1,725,761 shares of our Class A common stock held by us and our subsidiaries. Under Delaware law, these shares have no voting rights while they are held by dELiA*s or our subsidiaries.

(2) Includes 1,664,822 shares owned by Ms. Karetsky as trustee for the Geraldine Karetsky 2000 Trust and 12,615 shares owned by Ms. Karetsky as trustee for The Ruth Kahn Trust f/b/o Sidney Kahn. These shares are subject to a stockholders agreement with Mr. Kahn pursuant to which Ms. Karetsky shares power to dispose of such shares and has given a proxy to Mr. Kahn to vote such shares. Also includes 87,750 shares held by Ms. Karetsky as trustee for two charitable foundations.

(3) Includes 21,546 shares that Mr. Edgar has an option to purchase which is exercisable (or will become exercisable within 60 days).

(4) Includes 5,391 shares that Mr. Guillemin has an option to purchase which is exercisable (or will become exercisable within 60 days).

(5) Includes 81,264 shares that Mr. Goldstein has an option to purchase which is exercisable (or will become exercisable within 60 days) and 133,480 held by Mr. Goldstein's spouse and 4,000 shares that Mr. Goldstein's spouse has an option to purchase which is exercisable (or will become exercisable within 60 days).

(6) Includes 25,725 shares of our Class A common stock which Mr. Pinto owns as trustee and which Mr. Pinto has the power to dispose of and vote.

(7) Includes 12,500 shares that Mr. Nye has an option to purchase which is exercisable (or will become exercisable within 60 days).

(8) Includes 12,500 shares that Mr. Platt has an option to purchase which is exercisable (or will become exercisable within 60 days).

FAMILY STOCKHOLDERS AGREEMENT

      Members of Stephen I. Kahn's family, trusts for the benefit of such persons and certain other persons (the "Family Holders") and Stephen I. Kahn have entered into a stockholders agreement. The stockholders agreement gives Stephen I. Kahn the right to vote certain of the shares of our common stock owned by the Family Holders on all matters that come before our stockholders. We believe the Family Holders, collectively, owned 28.28% of the outstanding Class A common stock as of June 20, 2001. The stockholders agreement will expire on December 18, 2006.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      There are currently ten seats on our board of directors, with no vacancies. The board is divided into three classes of directors, Class A, B and C, with terms expiring in successive years. The terms of the three current Class B directors, Timothy U. Nye, Geraldine Karetsky and Andrea Weiss, will expire at our annual meeting, and the board has nominated Mr. Nye, Ms. Karetsky and Ms. Weiss for reelection with terms to expire in 2004. The terms of the current Class C directors, Stephen I. Kahn, Douglas R. Platt and S. Roger Horchow, expire in 2002 and the terms of the current Class A directors, Christopher

C. Edgar, Evan Guillemin, Clare R. Copeland and Joseph J. Pinto, expire in 2003. For information on the three nominees, see "Management - Executive Officers and Directors."

      Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. However, if any of the nominees should become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the board of directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy. The board of directors recommends a vote "FOR" the election of the three nominees named above as directors of dELiA*s. Their election requires a plurality of the votes cast at the annual meeting.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

    Our executive officers and directors (including the current directors who are nominees and the continuing directors) are as follows:


NAME                        AGE  POSITION

Stephen I. Kahn ...........  36  Chief Executive Officer and Chairman of the Board
Christopher C. Edgar.......  35  Executive Vice President and Vice Chairman of the Board
Andrea Weiss ..............  45  President and Director
Evan Guillemin.............  36  Chief Operating Officer and Director
Clare R. Copeland (1)(2)...  65  Director
S. Roger Horchow ..........  72  Director
Geraldine Karetsky.........  60  Director
Timothy U. Nye.............  35  Director
Joseph J. Pinto (1)(2).....  68  Director
Douglas R. Platt (1).......  37  Director
Dennis Goldstein...........  35  Chief Financial Officer and Treasurer
Beth Kressley..............  36  Senior Vice President of Brand Development
Alex S. Navarro............  32  Chief Strategy Officer, General Counsel and Assistant Secretary
Timothy B. Schmidt.........  36  Senior Vice President, Chief Legal Officer and Secretary
Patricia Waechter..........  46  Executive Vice President of Retail

----------
(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.

      STEPHEN I. KAHN has served as our Chief Executive Officer since co-founding dELiA*s in 1993 and as Chairman of the Board of Directors since October 1996 and, until March 1999, served as our President. From September 1997 through the merger of dELiA*s Inc. and its majority-owned subsidiary, iTurf Inc., in November 2000, he also served as President, Chief Executive Officer and Chairman of the board of directors of iTurf. He also served as a member of the board of managers of dELiA*s LLC (a predecessor of dELiA*s Inc.) He is a director of Happy Kids Inc., a publicly-traded designer and marketer of custom-designed, licensed and branded children's apparel, and Danier Leather Inc., a publicly-traded integrated designer, manufacturer and retailer of high quality, high fashion leather and suede clothing.

      CHRISTOPHER C. EDGAR has served as Executive Vice President and Director since October 1996 and was elected Vice Chairman of our board of directors in March 1999. He was previously Executive Vice President of dELiA*s LLC and a member of the board of managers of dELiA*s LLC from the time he co-founded dELiA*s in 1993. Mr. Edgar also served as a Vice President of iTurf and a member of the board of iTurf since iTurf's incorporation in 1997.

      ANDREA WEISS joined dELiA*s as President and was elected by our board to serve as a director in May 2001. Prior to joining dELiA*s, Ms. Weiss served as Executive Vice President and Chief Stores Officer of The Limited, Inc. from May 1998 to February 2001. From February 1996 to April 1998, Ms. Weiss served as President of Retail for Guess, Inc. Previously, she was Senior Vice President and Director of Stores at Ann Taylor Stores, Inc. from May 1992 to February 1996.

      EVAN GUILLEMIN has served as our Chief Operating Officer since May 2001, served as our President from March 1999 until May 2001 and served as our Chief Financial Officer and Treasurer from July 1996 to March 2000. He has been a director of dELiA*s Corp. and, prior to the recombination of dELiA*s Inc. and iTurf Inc., a director of iTurf Inc. since January 1999. Mr. Guillemin was also a Vice President of iTurf and a member of the board of iTurf and served as the Chief Financial Officer of that subsidiary from 1997 to 1999. Prior to joining us, he was employed by K-III Communications Corporation, a media investment company, first as an associate and later as a director of acquisitions.

      CLARE R. COPELAND joined our board of directors in June 1999. Mr. Copeland is Chairman and CEO of Ontario Store Fixtures. From 1993 to 1999, he served as President and Chief Executive Officer of Peoples Jewelers Corporation, the leading jewelry chain in Canada. He is also the Chairman of Toronto Hydro, a leading North American utility, and a member of the board of directors of several companies including RIOCAN and Danier Leather Inc.

      S. ROGER HORCHOW joined our board of directors in October 1996. He is also a director of the Museum of Modern Art in New York City and serves on the Board of Governors of the Yale University Art Gallery. He has been chairman of R. Horchow Productions, Inc., a theatrical production company and winner of two Tony Awards, since 1990. Mr. Horchow was chairman of the Horchow Collection, a direct marketer of specialty home and fashion products, from 1971 until 1990. More recently, he has served as a consultant to Gold Violin, an internet retailer focused on the seniors market, and Sotheby's, an auctioneer of art and collectibles, and as chairman of GoodHome Inc., an Internet retailer of home furnishings.

      GERALDINE KARETSKY served as a member of the board of managers of dELiA*s LLC since 1994 and joined our board of directors in October 1996. She is a private investor.

      TIMOTHY U. NYE served as a director of dELiA*s and, prior to the merger, iTurf Inc, since May 2000. He is the founder of Alltrue Networks Inc. and has been the chief executive officer or co-chief executive officer of Sunshine Amalgamedia, Inc., a developer of multimedia content, since 1994. From 1994 to 1996, Mr. Nye was chief executive officer of SonicNet, an Internet music service that he founded.

      JOSEPH J. PINTO joined our board of directors in November 1996. He is a private investor. Since 1981, Mr. Pinto has been a director and officer of Sefinco Ltd. (and a predecessor), the U.S.-based private investment affiliate of Entrecanales Y Tavora SA, a Spanish conglomerate with interests in construction and merchant banking.

      DOUGLAS R. PLATT served as a director of iTurf from May 2000 and joined our board of directors in November 2000. He has been the chief executive officer of Prefer.com, Inc. (or a predecessor entity), a business-to-business focused e-commerce marketing company, since January 1999. In 1999, he also served as a consultant to Daily Planet Catalog, a direct marketing company that he previously served as

President from 1988 to 1994 and then managing director until January 1999. He also served as a consultant to E. M. Warburg Pincus & Co., a financial firm, from November 1998 to February 1999.

      DENNIS GOLDSTEIN has served as our Chief Financial Officer and Treasurer since November 2000. He served as Chief Financial Officer and Treasurer of iTurf from January 1999 and also assumed, in early 2000, responsibility for the operations of iTurf Inc.'s content sites other than iTurf.com. Prior to joining iTurf, Mr. Goldstein was the Vice President for Corporate Development of Paulaur Corporation, a manufacturing firm. From 1992 to 1997, he worked in a variety of capacities for Boston Consulting Group, Inc., a management consulting firm.

      BETH KRESSLEY joined dELiA*s as Vice President of Direct Marketing in June 1999 and has served dELiA*s as Senior Vice President of Brand Development since November 1999. She also served as the General Manager of dELiAs.cOm during fiscal 2000. Prior to joining dELiA*s, Ms. Kressley worked as a Manager at the Boston Consulting Group from 1994 to 1999 focusing primarily on strategy and branding issues within the consumer goods and retail industries.

      ALEX S. NAVARRO has served as our Chief Strategy Officer, General Counsel and Assistant Secretary since November 2000. He also served as Chief Operating Officer, General Counsel and Secretary of iTurf from December 1998 and was appointed Chief Strategy Officer of iTurf in early 2000. He previously served as Senior Vice President in charge of iTurf's operations from December 1997 to December 1998. Mr. Navarro served as Senior Vice President-Development and Legal Affairs, General Counsel and Secretary of dELiA*s Inc. from April 1997 to July 1999. From 1994 to 1997, Mr. Navarro was associated with the law firm of Proskauer Rose Goetz & Mendelsohn LLP.

      TIMOTHY B. SCHMIDT has served as Senior Vice President and Secretary of dELiA*s since July 1999. From July 1999 to November 2000, Mr. Schmidt served as our General Counsel and was promoted to Chief Legal Officer in November 2000. Prior to joining us, Mr. Schmidt was associated with the law firm of Cravath, Swaine & Moore from 1995.

      PATRICIA WAECHTER has served as Executive Vice President of Retail since March 2000. She previously worked as Vice President and General Merchandise Manager for Mothers Work Inc. from July 1999 and was employed by Paul Harris Stores, Inc., most recently as Senior Vice President of Merchandising and Planning, from 1995 to July 1999.

      Ms. Karetsky is Mr. Kahn's aunt and Ms. Kressley is Mr. Goldstein's spouse. There are no other family relationships among our directors and executive officers. Mr. Kahn has agreed to vote all shares of common stock of the Company that he owns directly or over which he holds the power to vote in favor of the election or re-election of Ms. Weiss to our board of directors at all meetings of the stockholders of the Company at which Ms. Weiss has been nominated for election or re-election during the term of her employment agreement.

MEETINGS OF OUR BOARD OF DIRECTORS

      During the fiscal year ended February 3, 2001, our board of directors held ten meetings. The board has a standing audit committee and compensation committee. The board does not have a nominating committee.

COMMITTEES OF THE BOARD OF DIRECTORS

      AUDIT COMMITTEE. The audit committee of our board of directors is comprised of three directors. These are currently Mr. Copeland, Mr. Pinto and Mr. Platt, each of whom is an independent director and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the committee. Our board of directors has adopted a written charter for the audit committee. We have included the charter as Annex I to this proxy statement. Prior to November 21, 2000, the audit committee was comprised of Thomas Evans and Beth Vanderslice, both former independent directors of our board. The audit committee reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The audit committee met once during fiscal 2000.

      COMPENSATION COMMITTEE. The compensation committee of our board of directors is comprised of two directors, currently Mr. Copeland and Mr. Pinto. Prior to November 21, 2000, the compensation committee was comprised of Thomas Evans and Beth Vanderslice, both former members of our board of directors. The compensation committee approves the salaries and other benefits of our executive officers and is authorized to administer our compensation plans, including our stock incentive plans. In addition, the compensation committee is authorized to consult with our management regarding our pension and other benefit plans and compensation policies and practices. The compensation committee met three times during fiscal 2000.

EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation awarded to, earned by or paid during the past three years to those persons who were, for fiscal 2000, our Chief Executive Officer and our five most highly compensated executive officers (collectively, the "named executive officers"). Except as disclosed below, the aggregate value of all perquisites and other personal benefits, securities or property did not exceed 10% of the total of annual salary and bonus for each named executive officer. Amounts disclosed include compensation awarded by all of our subsidiaries. Grants of options to purchase common stock of dELiA*s Inc. have been adjusted by multiplying the number of shares originally covered by such options by 1.715, the exchange ratio in the merger recombining the businesses of dELiA*s Inc. and iTurf Inc.


                                                      ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                 FISCAL                                OTHER ANNUAL     RESTRICTED STOCK        SECURITIES
NAME AND PRINCIPAL POSITION       YEAR        SALARY         BONUS     COMPENSATION        AWARDS (1)       UNDERLYING OPTIONS
---------------------------       ----        ------         -----     ------------        ----------       ------------------
Stephen I. Kahn                  2000      $   247,692            --    $43,926   (2)  $   1,346,268  (3)       301,563
   Chairman of the Board and     1999          190,000            --     33,814   (4)             --            100,000  (5)
   Chief Executive Officer       1998          100,000            --          --                  --          1,095,125  (6)

Christopher C. Edgar             2000      $   163,462            --    $37,066   (2)  $     856,272  (7)        43,125
   Vice Chairman of the Board    1999          163,269            --          --                  --                 --
                                 1998          117,308            --          --                  --            530,250  (8)

Estelle DeMuesy (9)              2000      $   216,526            --   $136,995   (2)  $     262,624  (10)       68,600 (11)
   Former Executive Vice         1999          192,980       $67,500          --                  --             25,000 (12)
   President - Direct            1998           12,264            --          --                  --             58,749 (11)  (9

Dennis Goldstein                 2000      $   179,038       $25,000          --       $      90,368  (13)      237,513
   Chief Financial Officer and   1999      $   131,731            --          --                  --                 --
   Treasurer                     1998                  --         --          --                  --            215,625 (14)


Evan Guillemin                   2000      $   163,462            --          --       $     681,617  (15)      243,125
   Chief Operating Officer       1999          163,269            --          --                  --                 --
                                 1998          117,308            --          --                  --            406,250 (16)

Patricia Waechter                2000      $   206,308            --          --       $     151,875  (17)      102,900 (18)
   Executive Vice President -
   Retail

(1) Includes value of restricted stock of dELiA*s Inc. and iTurf Inc. awarded during fiscal 2000. In connection with these restricted stock awards, the executive officers receiving restricted stock of dELiA*s Inc. forfeited all options to purchase shares of common stock of dELiA*s Inc. and executive officers receiving restricted stock of iTurf Inc. forfeited all options to purchase shares of Class A common stock of iTurf Inc. No dividends are expected to be declared during the vesting periods, but if they were, they would accrue on the restricted stock reported.

(2) Other compensation for Mr. Kahn includes $13,425 for personal legal and accounting fees, $11,875 for automobile expenses and $10,000 for life insurance premiums; other compensation for Mr. Edgar includes $10,500 for continuing education, $10,000 for life insurance premiums and $8,272 for automobile expenses; other compensation for Ms. DeMuesy relates to costs of her relocation from California to New York; these amounts were paid in accordance with the terms of the executives' employment agreements.

(3) As of February 3, 2001, the value of restricted stock held by Mr. Kahn was $3.3 million. Mr. Kahn's fiscal 2000 restricted stock grants include 968,355 shares (after conversion of dELiA*s Inc. stock to dELiA*s Corp. stock in the November 2000 merger) that vest in less than three years from the date of grant on the following dates: 113,087 shares on November 1, 2000; 444,528 shares on January 1, 2001; 111,132 shares on each of March 10, 2001 and 2002; 37,696 shares on April 1, 2001; and 37,695 shares on each of October 1, 2001, April 1, 2002, October 1, 2002 and April 1, 2003.

(4) Includes reimbursement for personal legal and accounting fees of $19,351 in accordance with the terms of Mr. Kahn's employment agreements.

(5) Options to purchase common stock of iTurf which were forfeited in connection with the fiscal 2000 restricted stock grants.

(6) All options granted prior to the fiscal 2000 restricted stock grants were forfeited in connection with such grants.

(7) As of February 3, 2001, the value of restricted stock held by Mr. Edgar was $1,833,364. His fiscal 2000 restricted stock grants include 543,219 shares (after conversion of dELiA*s Inc. stock to dELiA*s Corp. stock in the November 2000 merger) that vest in less than three years from the date of grant on the following dates: 16,173 shares on November 1, 2000; 333,396 shares on January 1, 2001; 83,349 shares on each of March 10, 2001 and 2002; 5,391 shares on each of April 1, 2001 and October 1, 2001; and 5,390 shares on each of April 1, 2002, October 1, 2002 and April 1, 2003.

(8) All options granted prior to the fiscal 2000 restricted stock grants were forfeited in connection with such grants.

(9) At the end of fiscal 2000, Estelle DeMuesy served as our Executive Vice President - Direct. She has since resigned.

(10) As of February 3, 2001, the value of restricted stock held by Ms. DeMuesy was $438,301. Her fiscal 2000 restricted stock grants include 152,424 shares (after conversion of dELiA*s Inc. stock to dELiA*s Corp. stock in the November 2000 merger) that vest in less than three years from the date of grant on the following dates: 75,246 shares on January 1, 2001; 9,647 shares on each March 16 and September 16 of 2001, 2002 and 2003; and 7,718 shares on each of May 1, 2001, 2002 and 2003 and November 1, 2001 and 2002.

(11) Options to purchase common stock of dELiA*s Inc. which were forfeited in connection with the fiscal 2000 restricted stock grants.

(12) Includes options to purchase 20,000 shares of Class A common stock of iTurf and options to purchase 5,000 shares of the common stock of dELiA*s Inc. All options to purchase common stock of dELiA*s Inc. granted prior to the fiscal 2000 restricted stock grants were forfeited in connection with such grants.

(13) As of February 3, 2001, the value of restricted stock held by Mr. Goldstein was $363,869. His fiscal 2000 restricted stock grants include 107,813 shares that vest in less than three years from the date of grant on the following dates: 47,918 shares on November 1, 2000 and 11,979 shares on each April 1 of 2001, 2002 and 2003 and October 1 of 2001 and 2002.

(14) Options to purchase common stock of iTurf. All options granted prior to the fiscal 2000 restricted stock grants were forfeited in connection with such grants.

(15) As of February 3, 2001, the value of restricted stock held by Mr. Guillemin was $1,473,923. His fiscal 2000 restricted stock grants include 436,718 shares (after conversion of dELiA*s Inc. stock to dELiA*s Corp. stock in the November 2000 merger) that vest in less than three years from the date of grant on the following dates: 16,173 shares on November 1, 2000; 324,135 shares on January 1, 2001; 5,391 shares on each of April 1, 2001 and October 1, 2001; 69,458 on July 24, 2001; and 5,390 shares on each of April 1, 2002, October 1, 2002 and April 1, 2003.

(16) All options granted prior to the fiscal 2000 restricted stock grants were forfeited in connection with such grants.

(17) As of February 3, 2001, the value of restricted stock held by Ms. Waechter was $312,559. Her fiscal 2000 restricted stock grants include 55,566 shares (after conversion of dELiA*s Inc. stock to dELiA*s Corp. stock in the November 2000 merger) that vest in less than three years from the date of grant on the following dates: 18,522 shares on April 3, 2001, 2002 and 2003.

(18) Options to purchase common stock of dELiA*s Inc. which were forfeited in connection with the fiscal 2000 restricted stock grants.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information with respect to individual grants of stock options made during fiscal 2000 to each of the named executive officers who received stock option grants in such year. Unless otherwise noted below, all options granted represent options to purchase shares of our common stock. We did not make any SAR grants in fiscal 2000. Grants of options to purchase common stock of dELiA*s Inc. have been adjusted by multiplying the number of shares originally covered by such options times 1.715, the exchange ratio in the merger recombining the businesses of dELiA*s Inc. and iTurf Inc., and the exercise price has been divided by 1.715.


                                               PERCENT OF
                                                  TOTAL
                                NUMBER OF        OPTIONS                                POTENTIAL REALIZABLE VALUE
                                SECURITIES     GRANTED TO   EXERCISE                    AT ASSUMED ANNUAL RATES OF
                                UNDERLYING      EMPLOYEES     PRICE                      STOCK PRICE APPRECIATION
                             OPTIONS GRANTED    IN FISCAL     (PER      EXPIRATION         FOR OPTION TERM (2)
NAME                               (#)          YEAR (1)      SHARE)       DATE              5%              10%
Stephen I. Kahn                  301,563            19%        $0.69     11/27/10        $130,385        $330,422

Christopher C. Edgar              43,125             3%        $0.69     11/27/10         $18,646         $47,252

Estelle DeMuesy                   68,600 (3)         5%        $3.68      3/1/10         $158,798        $402,425


Dennis Goldstein                 237,513            15%        $0.69     11/27/10        $102,692        $260,243

Evan Guillemin                   243,125            15%        $0.69     11/27/10        $105,119        $266,392

Patricia Waechter                102,900 (3)         7%     $3.0248       4/3/10         $195,745        $496,055

(1) The calculation for dELiA*s Inc. grants only includes pre-merger grants of options to purchase common stock of that entity, while the calculation for dELiA*s Corp. grants only includes post-merger grants of options to purchase Class A common stock of dELiA*s Corp.

(2) The assumed annual rates of appreciation of 5% and 10% would result in the price of a share of our Class A common stock increasing from $3.375 at February 3, 2001 to $5.50 and $8.75, respectively, over ten years.

(3) Options to purchase common stock of dELiA*s Inc. that were forfeited in connection with the fiscal 2000 restricted stock grants.

FISCAL YEAR-END OPTION VALUES

      The following table presents certain information concerning unexercised options held by the named executive officers as of February 3, 2001. None of the named executive officers exercised options during fiscal 2000.


                               NUMBER OF SECURITIES     INTRINSIC VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 OPTIONS AT FISCAL            AT FISCAL YEAR-END
                               YEAR-END EXERCISABLE/             EXERCISABLE/
NAME                               UNEXERCISABLE                UNEXERCISABLE
---------------------------- -------------------------- -------------------------------
Stephen I. Kahn                  113,087 / 188,476           $303,921 / $506,529

Christopher C. Edgar              16,173/ 26,952                43,465/ 72,434

Estelle DeMuesy                    4,000/ 16,000                   -- /--

Dennis Goldstein                  47,618/ 189,895              127,973/ 510,343

Evan Guillemin                     -- / 243,125                 -- / 653,398

Patricia Waechter                     -- /--                       -- /--

COMPENSATION OF DIRECTORS

      We pay our non-employee directors $2,000 for each board of directors meeting attended and reimburse them for all reasonable out-of-pocket expenses incurred in connection with their attendance at full board and board committee meetings. Under our stock incentive plan, each non-employee director is granted an option to purchase 50,000 shares of Class A common stock with an exercise price equal to the fair market value of the Class A common stock on the date of grant. All options granted to non-employee directors become exercisable with respect to 12.5% of the covered shares on each of the first eight six-month anniversaries of the date of grant, assuming the non-employee director is a director on those dates. Directors who were originally appointed to the dELiA*s Inc. board of directors were granted options to purchase 40,000 shares of the common stock of dELiA*s Inc. Those options were surrendered for

36,000 shares of restricted shares of our common stock upon action of the compensation committee of the dELiA*s Inc. board. The restricted shares were converted in the recombination of dELiA*s Inc. and iTurf to 68,600 restricted shares of Class A common stock of dELiA*s Corp. Upon a "change of control" of dELiA*s Corp., all options and restricted shares that have not yet expired will automatically become exercisable unless our board of directors or the Compensation Committee determines otherwise. The iTurf board of directors authorized special compensation for the members of iTurf's special committee formed in connection with the proposed recombination of dELiA*s Inc. and iTurf Inc., consisting of $40,000 for Doug Platt, the chairperson of the special committee, and $25,000 each for Timothy Nye and Thomas Evans, the other committee members. Directors who are our employees or members of the Kahn family are not compensated for services as directors.

EMPLOYMENT AGREEMENTS

      On April 24, 2001, we entered into a new employment agreement with Mr. Kahn agreeing to employ him as our chief executive officer and executive chairman of our board of directors until December 31, 2006. Mr. Kahn receives a salary of $270,000 annually, subject to an annual increase of 5%. If we terminate Mr. Kahn without cause or he resigns for good reason, he would be entitled to continued payment of his base salary for the remainder of the term of his contract, but in no event for less than one year. Upon a change of control of dELiA*s Corp., Mr. Kahn is entitled to continued payment of his base salary for the remainder of the term of his employment agreement, but in no event for less than two years. In addition, all of Mr. Kahn's restricted stock and options vest immediately upon (i) termination due to Mr. Kahn's death or disability, (ii) termination by us without cause, (iii) resignation by Mr. Kahn for good reason or (iv) a change of control of dELiA*s Corp. Under his contract, we also provide Mr. Kahn with life insurance, the use of two cars, reimbursement (including a tax gross-up) for up to $40,000 for various professional services, and a gross-up for any excise tax payable by Mr. Kahn under section 280(G) of the Internal Revenue Code of 1986, as amended. In connection with the signing of his employment agreement, Mr. Kahn was granted an option to purchase 400,000 shares of our Class A common stock. The option vests in equal semi-annual installments over four years.

      On May 7, 2001, we entered into an employment agreement with Ms. Weiss, agreeing to employ her as our president for three years. In addition, we agreed to cause her to be appointed as a member of our board of directors and Mr. Kahn agreed to vote all shares of our Class A common stock under his control in favor of her appointment as a director in any meeting of our stockholders. Ms. Weiss receives an annual salary of $400,000 in her first year of employment, increasing to $450,000 in her second year and $475,000 in her third. She is eligible to a receive a cash bonus equal to 100% of her salary on March 31 of each year of her employment, pro rated in her first year for the commencement of her employment. One hundred percent of the bonus is guaranteed in her first year of employment, and 20% is guaranteed in her second year. Ms. Weiss also received a grant of 300,000 options and an award of 300,000 shares of restricted stock, each vesting over four years at a rate of 120,000 options and restricted shares in year one, 90,000 in year two, 60,000 in year three and 30,000 in year four. The contract also provides that Ms. Weiss will receive a second grant of options to purchase 100,000 shares on the first anniversary of her employment, vesting in equal installments over four years. If we terminate Ms. Weiss without cause or she resigns for good reason, including upon a change of control of dELiA*s Corp., she would be entitled to continued payment of his base salary for the remainder of the term of her employment agreement, but in no event for less than one year, and to payment of any guaranteed bonuses and a pro rated portion of any bonus she would have received in the year of the termination or resignation. In addition, all of Ms. Weiss' restricted stock and options vest immediately upon a change of control of dELiA*s Corp. Under her agreement, we also provide Ms. Weiss with life insurance, reimbursement of costs related to the use of a car and the weekly cost of airfare to and from her home in Florida.

      dELiA*s Inc. (now known as dELiA*s Group Inc.) entered into an employment agreement with Mr. Edgar as of November 11, 1996, which was amended on September 15, 1998, October 18, 1999 and June 9, 2000. Under the agreement as amended, we have agreed to employ Mr. Edgar as an executive vice president until November 11, 2002. Under the agreement, Mr. Edgar is entitled to a salary of $200,000 annually, although he has voluntarily taken a reduction in pay to $150,000. We also provide Mr. Edgar with the use of a car. Mr. Edgar is entitled to reimbursement for up to $20,000 in expenses for education or professional services.

      On October 27, 2000, we entered into an employment agreement with Mr. Guillemin agreeing to employ him as an executive officer until October 31, 2003. Mr. Guillemin receives a salary of $200,000 annually. Mr. Guillemin is entitled to payment of his base salary for the lesser of two years or the remainder of his employment term, but in no event less than one year, upon (i) termination due to his death or disability, (ii) termination by us without cause, (iii) resignation by Mr. Guillemin for constructive discharge (defined in the contract as a material breach of a material provision of the contract). Upon a change of control of dELiA*s Corp., Mr. Guillemin is entitled to payment of one year's salary and all of the shares of restricted stock currently held by him vest immediately. In addition, we granted Mr. Guillemin an option to purchase 200,000 shares of our Class A common stock. Under his agreement, we also provide Mr. Guillemin with the use of a car.

      On April 5, 1999, we entered into an employment agreement with Mr. Goldstein agreeing to employ him as the chief financial officer of iTurf Inc. We amended this agreement as of November 27, 2000, to provide that we will employ Mr. Goldstein as our chief financial officer until January 31, 2004. Mr. Goldstein receives a salary of $240,000 annually under the amended agreement. Mr. Goldstein also received a payment of $25,000 upon signing the amendment to his agreement and we have agreed that he will receive a bonus of no less than $50,000 in fiscal 2000 and 2001. If we terminate Mr. Goldstein without cause or he resigns for good reason, he would be entitled to continued payment of his base salary for the remainder of the term of his contract. We also provide Mr. Goldstein with the use of a car.

COMPENSATION COMMITTEE REPORT

      THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS DESCRIBES THE COMPENSATION POLICIES AND RATIONALES APPLICABLE TO OUR EXECUTIVE OFFICERS. THE REPORT COVERS THE ACTIVITIES OF THE COMPENSATION COMMITTEE OF THE dELiA*S CORP. BOARD, WHICH HAD RESPONSIBILITY FOR ITURF COMPENSATION POLICY PRIOR TO THE RECOMBINATION OF dELiA*S INC. AND ITURF INC. IN NOVEMBER 2000. PRIOR TO THE RECOMBINATION OF dELiA*S AND ITURF, OUR COMPENSATION COMMITTEE CONSISTED OF THOMAS EVANS AND BETH VANDERSLICE, BOTH OF WHOM RESIGNED FROM THE BOARD OF DIRECTORS ON NOVEMBER 21, 2000. THE INFORMATION IN THIS REPORT PERTAINING TO MATTERS OCCURRING PRIOR TO THAT DATE IS BASED ON THE CORPORATE RECORDS OF THE COMPANY. THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

      EXECUTIVE COMPENSATION POLICY. Our executive compensation policy is designed to attract, motivate and retain the executive talent required to develop and achieve our strategic and operating goals and to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic business planning and implementation. This policy is manifested in an entrepreneurial compensation model, weighted towards incentive compensation. We believe this approach is appropriate and beneficial to the long-term interests of our stockholders.

      BASE SALARIES. In March, 2000, the compensation committee approved salary increases for its executive officers after comparing them to the industry mean for the 33 publicly reporting Internet companies reviewed at that time. At the time of these increases, the compensation committee used the Internet industry for comparisons of executive compensation because the primary business of iTurf Inc. was providing Internet commerce, content and community services. In November 2000, the committee approved a contract amendment providing for a salary increase for one senior officer of the Company in connection with new responsibilities for that officer following the recombination of dELiA*s Inc. and iTurf Inc. The salary was consistent with market salaries in the retail industry for companies of our size. The executives' employment agreements contemplate periodic review by the board of directors. We expect that adjustments will be made in a manner consistent with the attainment of individual goals and our overall operating and financial performance.

      BONUSES. The employment contracts for the executive officers of the company in effect in fiscal 2000 provide for discretionary bonuses. The compensation committee recommends the amount of any discretionary bonus to be awarded, taking into account the company's operating results as well as such other factors as the committee deems appropriate and in the best interests of dELiA*s and its stockholders. None of the six most highly compensated executives listed under "Executive Compensation" received a bonus last year other than Dennis Goldstein, who was paid a bonus of $25,000 in connection with his execution of an amendment to his employment agreement. This one-time bonus was paid in order to induce Mr. Goldstein to accept a position as chief financial officer and president of the Internet properties at the time of the recombination of dELiA*s and iTurf.

      During fiscal 2000, most of our senior executives participated in a performance bonus plan approved by the compensation committee of the dELiA*s Inc. board of directors prior to the recombination of dELiA*s Inc. and iTurf Inc. Payments were tied to earnings before interest, taxes, depreciation and amortization of the executive's division, the consolidated earnings before interest, taxes, depreciation and amortization for the company and personal goals. Payments were not made until after the fiscal year. Ms. DeMuesy was paid a bonus after the end of the fiscal year based on the performance of the direct division and personal goals. No other named executive officer received a bonus under the performance bonus plan.

      INCENTIVE COMPENSATION. Our policy is to provide our executive officers with long-term incentive compensation primarily through grants of stock options and awards of restricted stock subject to vesting over periods of three to five years. Grants of options to purchase our common stock are approved either by the entire board of directors or the compensation committee.

      We believe that stock options and restricted stock provide our executive officers with the opportunity to purchase and maintain an equity interest in dELiA*s and to share in the appreciation of the value of the stock. We believe that stock options restricted stock directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods to encourage key employees to continue in our employ. All options to executive officers were granted at the fair market value of our common stock on the date of grant.

      Option grants to the Company's named executive officers, as approved by the Compensation Committee, are set forth elsewhere in this proxy statement in the table captioned "Option Grants in Last Fiscal Year," which is incorporated herein by reference. On May 25, 2001, the compensation committee voted in favor of exchanging outstanding options held by senior managers for restricted shares of our Class A common stock. In exchange for the surrender of all of the options held by each senior manager, the senior manager received restricted shares in an amount equal to one half of the shares represented by the options. Similarly, on May 26, 2001, the compensation committee of the dELiA*s Inc. board of directors voted in favor of exchanging outstanding options held by senior managers for restricted shares of dELiA*s Inc. common stock. In exchange for the surrender of all of the options held by each senior manager, the senior manager received restricted shares in an amount equal to 90% of the shares represented by the options. The issuance of restricted stock to senior management was necessary, in the view of the compensation committee, to retain managers at a time when Internet stocks were at a low point and the value of options as a retention device was greatly diminished. In addition, the compensation committee considered the possibility of the disruption to management in the event that the recombination of dELiA*s and iTurf, which was under consideration at the time, was approved by each company's board and publicly announced.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. We entered into an employment agreement with Mr. Kahn in 1999 prior to our initial public offering and the formation of the compensation committee. Pursuant to the agreement, Mr. Kahn earned a base salary of $100,000 per year. At that time, Mr. Kahn was also earning $100,000 per year in his position as chief executive officer of dELiA*s Inc. pursuant to an agreement in place since 1996, prior to the initial public offering of dELiA*s Inc. As described above, the compensation committee approved an increase in Mr. Kahn's base salary to $170,000 per year in March, 2000. The compensation committee compared Mr. Kahn's compensation to that of the chief executive officers in the Internet sector, and found that Mr. Kahn's salary after the increase, excluding compensation for his role as chief executive officer of dELiA*s Inc., was still significantly lower than the industry mean for the 33 publicly reporting Internet companies reviewed at that time. Mr. Kahn's contract also provides that he may be awarded bonuses from time to time at the board's discretion. In fiscal 2000, Mr. Kahn did not participate in our performance bonus plan and did not receive a bonus.

      The Compensation Committee

      Clare R. Copeland, Chairman (as to actions taken on and after November 21, 2000)
      Joseph J. Pinto (as to actions taken on and after November 21, 2000)


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Board of Directors has created a compensation committee, which recommends to the Board the compensation to be paid to our executive officers in their capacities as such. Awards made under our stock incentive plan are approved by the compensation committee.

      The compensation committee currently consists of Clare Copeland and Joseph
J. Pinto. Prior to the recombination of dELiA*s Inc. and iTurf Inc., the board of directors of dELiA*s Inc. had a compensation committee, which recommended to the dELiA*s Inc. board of directors the compensation to be paid to executive officers. The dELiA*s Inc. compensation committee consisted of Stephen I. Kahn, Clare Copeland and Joseph J. Pinto. Mr. Kahn was Chief Executive Officer of dELiA*s Inc. at the time he served on the dELiA*s Inc. compensation committee.

      Other than the foregoing, there were no compensation committee interlocks or insider participation during fiscal 2000.

                                PERFORMANCE GRAPH

      THE FOLLOWING GRAPH AND RELATED DISCLOSURE INFORMATION SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

      The following performance graph compares the cumulative total return of our common stock, the Nasdaq Stock Market Index and The Nasdaq Stock Market Retail Trade Index. Each case assumes a $100 investment on April 9, 1999 (the first day of public trading of our common stock) and reinvestment of any dividends. Prior to the recombination of dELiA*s and iTurf we compared our performance to the Russell 2000 index and a self-constructed peer group consisting of four comparable companies - Theglobe.com Inc., Bluefly, Inc., iVillage Inc. and Dice Inc. (formerly known as Earthweb Inc.), each an Internet community or commerce business. Since the recombination of dELiA*s and iTurf and the sale of our Internet community assets, we compare ourselves with other apparel retailers. As of the date of this proxy statement we are not included in the Russell 2000 index and no longer compare ourselves against that index. We have included in the chart the Internet peer group and the Russell 2000 index used for comparative purposes in last year's proxy statement but which we believe no longer reflect our multi-channel retailing focus.

                              [LINE CHART OMITTED]


-------------------------------------------------------------------------------------------------
                                                        CUMULATIVE TOTAL RETURN
                                             APRIL 9, 1999    JANUARY 28, 2000   FEBRUARY 3, 2001
                                             -------------    ----------------   ----------------
Our Class A Common Stock                     $ 100.00          $   22.71             $    5.90
The Nasdaq Stock Market Index-U.S.           $ 100.00          $  146.00             $  101.69
The Nasdaq Stock Market Retail Trade Index   $ 100.00          $   83.92             $   62.93
The Russell 2000 Index                       $ 100.00          $  125.65             $  126.31
Internet Peer Group                          $ 100.00          $   19.32             $    2.36
-------------------------------------------------------------------------------------------------

               PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors has reappointed Ernst & Young LLP as our independent auditors for the fiscal year ending February 2, 2002 and recommends the ratification by the stockholders of that appointment. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY A PROXY DELIVERED TO THE BOARD OF DIRECTORS WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

      We expect a representative of Ernst & Young LLP to be present at the Annual Meeting and to be available to respond to appropriate questions and make such statements as he or she may desire.

      Ratification of the appointment of Ernst & Young LLP as our independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting.

FEES OF THE OF THE COMPANY'S INDEPENDENT AUDITORS

      AUDIT FEES. Ernst & Young billed us for aggregate fees of approximately $243,000 for (1) professional services rendered for the audit of our annual financial statements for fiscal 2000 and (2) the reviews of our interim financial statements included in our reports on Form 10-Q for each quarter in fiscal 2000.

      FINANCIAL INFORMATION SYSTEMS, DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not provide any services to us in 2000 relating to the design and implementation of financial information services.

      ALL OTHER FEES. The other fees during fiscal 2000 for services provided to us by Ernst & Young LLP were $224,000.

REPORT OF THE AUDIT COMMITTEE

      THE FOLLOWING REPORT OF THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS COVERS THE ACTIVITIES OF THE AUDIT COMMITTEE OF THE dELiA*S CORP. BOARD, WHICH HAD RESPONSIBILITY FOR THE OVERSIGHT OF ITURF'S FINANCIAL REPORTING PROCESS PRIOR TO THE RECOMBINATION OF dELiA*S INC. AND ITURF INC. IN NOVEMBER 2000. PRIOR TO THE RECOMBINATION OF dELiA*S AND ITURF, OUR AUDIT COMMITTEE CONSISTED OF THOMAS EVANS AND BETH VANDERSLICE, BOTH OF WHOM RESIGNED FROM THE BOARD OF DIRECTORS ON NOVEMBER 21, 2000. THE INFORMATION IN THIS REPORT PERTAINING TO MATTERS OCCURRING PRIOR TO THAT DATE IS BASED ON THE CORPORATE RECORDS OF THE COMPANY. THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

      The audit committee reviews dELiA*s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process. dELiA*s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

      In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors's provision of non-audit services to the Company is compatible with the auditor's independence.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the company's annual report on SEC Form 10-K for the year ended February 3, 2001, for filing with the Securities and Exchange Commission.

                                 Clare R. Copeland, Chairman
                                 Joseph J. Pinto
                                 Douglas Platt


             PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND
                       RESTATED 1999 STOCK INCENTIVE PLAN

      On March 15, 1999, our Board of Directors approved our amended and restated 1999 stock incentive plan, which provides for the following types of awards to employees and consultants of dELiA*s and its subsidiaries: (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; and
(iii) restricted stock. Awards may be granted singly, in combination or in tandem, as determined by a committee of our board of directors that administers the plan. In addition, the 1999 stock incentive plan provides for the nondiscretionary grant of stock options to non-employee directors. See "Management--Compensation of Directors."

      Our board of directors approved an amendment to the stock incentive plan on August 16, 2000, subject to shareholder approval, that increased the 4,050,000 shares of our Class A common stock authorized for issuance under the plan by the lesser of 1,750,000 shares or 4% of the total outstanding shares of our Class A common stock on January 1, 2001 and January 1, 2002. In our proxy statement dated October 13, 2000, we sought stockholder approval of this amendment. The amendment was approved by our stockholders. However, the amendment to the 1999 stock incentive plan that was annexed to the proxy statement incorrectly stated the dates for these future increases as January 1, 2002 and January 1, 2003. On May 24, 2001, our board of directors approved an amendment to our 1999 stock incentive plan to reflect the dates originally contemplated in last year's amendment. If approved by our stockholders, this amendment would clarify that the 1999 stock incentive plan provides for automatic increases in the number of shares authorized for issuance under the plan equal to the lesser of 1,750,000 shares or 4% of the total outstanding shares of our Class A common stock on January 1, 2001 and January 1, 2002.

      The Board of Directors recommends the approval by the stockholders of the amendment of our 1999 Stock Incentive Plan. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE SHARES OF OUR CLASS A COMMON STOCK REPRESENTED BY A PROXY DELIVERED TO THE BOARD OF DIRECTORS WILL BE VOTED FOR THE APPROVAL OF THE 1999 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED.

SUMMARY OF THE 1999 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

      The following description of our 1999 amended and restated stock incentive plan, which gives effect to the proposed amendment, is a summary of the principal provisions of the plan and is qualified in its entirety by reference to the plan, a copy, as proposed to be amended, of which is included as Annex
II to this proxy statement.

      PURPOSE. The purpose of the stock incentive plan is to increase the profitability and value of dELiA*s by enabling it to offer stock-based and other equity interests in dELiA*s to employees, consultants and non-employee directors to raise the level of stock ownership by these persons, thereby:

      o enhancing dELiA*s ability to attract, retain and reward these individuals; and

      o strengthening the mutuality of interest between these individuals and dELiA*s stockholders.

We have approximately 1,200 full-time and part-time employees and consultants and six non-employee directors.

      ADMINISTRATION. The stock incentive plan is administered by the compensation committee of dELiA*s board of directors. This committee is intended to be comprised solely of two or more directors who qualify as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986 and "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934. The compensation committee has authority and discretion to determine those employees and consultants of dELiA*s and its subsidiaries eligible to receive awards and the amount and type of awards.

      AVAILABLE SHARES AND OTHER UNITS.

      o MAXIMUM NUMBER OF SHARES AVAILABLE UNDER THE PLAN. A maximum of 4,050,000 shares of Class A common stock, subject to adjustment, may be issued or used for reference purposes with respect to stock appreciation rights under the plan. The number of shares available for issuance under the plan are also subject to an automatic increase, on the first day of each of 2002 and 2003, not to exceed the lesser of 1,750,000 shares or four percent of the number of shares of Class A common stock outstanding on the last day of each of 2001 and 2002, respectively. If the proposed amendment is approved, the automatic increases would be accelerated by one year, taking effect on the first day of 2001 and 2002. The increase effective January 1, 2001 would be 1,530,681 additional shares.

      o INDIVIDUAL LIMITS UNDER THE PLAN. The maximum number of shares of Class A common stock subject to each stock option or stock appreciation right that may be granted to any individual under the plan is 750,000 for each of our fiscal years during the term of the plan. If a stock appreciation right is granted in tandem with a stock option, it will apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the plan.

      o TERMINATION, CANCELLATION OR EXPIRATION OF AN AWARD. The unissued shares of Class A common stock subject to terminated, cancelled or expired awards are again available for awards under the plan, but count against the individual specified limits for the applicable fiscal year.

      o CHANGE IN dELiA*S BUSINESS OR CAPITAL STRUCTURE. The compensation committee may make appropriate adjustments to the number and kind of shares available for awards and the terms of outstanding awards under the plan to reflect any change affecting dELiA*s capital structure or business.

      TYPES OF AWARDS. The stock incentive plan provides for the grant of any or all of the types of awards listed below to eligible employees and consultants of dELiA*s and its subsidiaries. In addition, the plan provides for one-time, non-discretionary awards of stock options to non-employee directors of dELiA*s. Awards may be granted singly, in combination, or in tandem, as determined by the compensation committee.

      STOCK OPTIONS. The compensation committee may grant awards in the form of options to purchase shares of dELiA*s Class A common stock. In general, the following apply to all options granted:

      o options may be in the form of incentive stock options or non-qualified stock options;

      o     consultants are not eligible to receive incentive stock options;

      o the compensation committee will determine the number of shares subject to each option, the term of the option, the exercise price per share of stock covered by the option, the vesting schedule and the other material terms of the option;

      o the term of an incentive stock option may not exceed ten years, but the term of an incentive stock option granted to a 10% stockholder of dELiA*s may not exceed five years;

      o option may be granted to a 10% stockholder of dELiA*s at less than 110% of fair market value, except for modifications of the option deemed a new issuance under the Internal Revenue Code;

      o the option price may be paid by a participant in cash, in shares of Class A common stock owned by the participant free and clear of any liens and encumbrances, in shares of restricted stock under the stock incentive plan valued at the fair market value on the payment date as determined by the compensation committee, or by a reduction in the number of shares of Class A common stock issuable upon exercise of the option with approval of the compensation committee; and

      o options under the stock incentive plan are subject to acceleration of vesting or immediate termination upon termination of employment in limited circumstances.

      In addition, if shares of Class A common stock are exchanged by a participant as full or partial payment to dELiA*s, or for payment of withholding taxes, in connection with the exercise of a stock option or the number of shares of Class A common stock otherwise deliverable is reduced for payment of withholding taxes, the exchanged or reduced shares will again be available under the stock incentive plan.

      As of June 25, 2001, we have granted options to purchase 6,350,905 shares of our Class A common stock under the 1999 stock incentive plan to a total of 77 individuals at exercise prices ranging from $0.6875 to $22.00. Of the options granted, 4,030,835 have been canceled. These option grants and other awards under the plan leave a total of 510,210 shares available for future grants under the plan, before giving effect to the amendment proposed herein.

      As of June 25, 2001, we have granted options under the plan to the following directors and officers named in our summary compensation table above:


      NAME                                                                     NUMBER       EXERCISE PRICE
      Stephen I. Kahn.....................................................     701,563       $0.6875-2.93
      Evan Guillemin......................................................     243,125             0.6875
      Dennis Goldstein....................................................     237,513             0.6875
      Christopher C. Edgar................................................      43,125             0.6875
      Patricia O. Waechter................................................     50,000                3.05
      Estelle Demuesy.....................................................         --                  --
      All current executive officers as a group...........................   1,725,170      0.6875-4.1875
      All current directors who are not executive officers as a group.....     100,000              12.50
      All employees (excluding executive officers)........................     364,765       0.6875-22.00

      As of June 25, 2001, the market value per share of our common stock was $6.60.

      Restricted Stock. The stock incentive plan authorizes the compensation committee to award shares of stock that are deemed restricted pursuant to the stock incentive plan to employees and consultants of dELiA*s and its subsidiaries. Restricted stock under the stock incentive plan is subject to the conditions and restrictions generally applicable to restricted stock, and those specifically provided in the recipient's restricted stock award agreement. In general:

      o unless otherwise determined by the compensation committee at grant, payment of dividends, if any, will be deferred until the date that the relevant share of restricted stock vests; and

      o recipients of restricted stock are required to enter into a restricted stock award agreement with dELiA*s that states the restrictions on the shares and the date or criteria on which the restrictions will lapse. The compensation committee may provide for the lapse of the restrictions in installments, or may accelerate or waive the restrictions.

      Upon the award of restricted stock, the recipient has all the rights of a stockholder with respect to the shares, unless otherwise specified by the compensation committee at the time of grant.

      As of June 25, 2001, we have granted 1,219,720 restricted shares of our Class A common stock under our 1999 stock incentive plan to a total of 25 individuals. Of the shares granted, 60,000 have been forfeited. These share grants and other grants under the plan leave a total of 510,210 available for future grants under our 1999 stock incentive plan, assuming no other kinds of awards are made, without giving effect to the amendment proposed herein.

      As of June 25, 2001, we have granted restricted shares under the plan to the following directors and officers named in our summary compensation table above:


                                                                  Closing Price on
      Name                                            Number        Date of Grant
      ----                                            ------        -------------
      Stephen I. Kahn................................. 301,563         $3.375
      Dennis Goldstein................................ 107,813          3.375
      Evan Guillemin..................................  43,125          3.375
      Christopher C. Edgar............................  43,125          3.375
      Patricia O. Waechter............................     --              --
      Estelle Demuesy.................................     --              --
      All current executive officers as a group....... 895,470          3.375
      All current directors who are not executive
      officers as a group.............................     --              --
      All employees (excluding executive officers).... 324,250          3.375

      As of June 25, 2001, the market value per share of our common stock was $6.60.

      STOCK APPRECIATION RIGHTS. The stock incentive plan authorizes the compensation committee to grant stock appreciation rights either in tandem with a stock option, called tandem stock appreciation rights, or independent of a stock option, referred to as non-tandem stock appreciation rights, to employees and consultants of dELiA*s. A stock appreciation right is a right to receive a payment either in cash or Class A common stock. In general:

      o Payments on stock appreciation rights shall be equal in value to the excess of the fair market value of a share of Class A common stock on the date of exercise over the reference price per share of Class A common stock established in connection with the grant of the stock appreciation right. The reference price per share covered by a stock appreciation right will be the per share exercise price of the related option in the case of a tandem stock appreciation right and will be the per share fair market value of the Class A common stock on the date of grant in the case of a non-tandem stock appreciation right.

      o Stock appreciation rights are subject to the same exceptions that apply to stock options.

      Stock appreciation rights issued in tandem with a stock option generally:

      o may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the stock option;

      o may be exercised at and only at the times and to the extent the related stock option is exercisable;

      o are exercised by surrendering the same portion of the related option;

      o     expire upon the termination of the related stock option; and

      o will not be granted to consultants in connection with all or part of an incentive stock option.

      Stock appreciation rights not issued in tandem with a stock option generally:

      o     will be exercisable as provided by the compensation committee;

      o will have terms and conditions as the compensation committee may determine;

      o     may have a term no longer than 10 years from their date of grant;
            and

      o are subject to acceleration of vesting or immediate termination upon termination of employment.

      As of June 25, 2001, we had not granted any SARs under our 1999 stock incentive plan.

      AWARDS TO NON-EMPLOYEE DIRECTORS. Our non-employee directors are eligible for option grants in some circumstances.

      CHANGE OF CONTROL. Unless determined by the compensation committee at the time of grant, generally upon a change of control of dELiA*s, all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award made under the stock incentive plan will immediately lapse, and any unvested awards will automatically become 100% vested. However, stock options will not be accelerated upon a change of control of dELiA*s if the compensation committee deems it reasonable. In that case, options may be assumed by the controlling entity or new rights substituted therefor by the controlling entity. The compensation committee may also provide for accelerated vesting of an award, other than a grant to non-employee directors, upon a termination of employment during the 180-day period prior to a change of control of dELiA*s.

      FEDERAL INCOME TAX CONSEQUENCES. The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the stock incentive plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

      o INCENTIVE STOCK OPTIONS. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option, and dELiA*s will not realize an income tax deduction at either of these times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option, determined at the time of exercise, over the exercise price of the incentive stock option will be considered income. If the recipient does not sell the common stock received pursuant to the exercise of the incentive stock option within either (1) two years after the date of grant or (2) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in an income tax deduction to dELiA*s. Capital gains rates may be reduced in the case of a longer holding period.

            If the recipient disposes of the common stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (1) the fair market value of the common stock on the date of exercise over the exercise price and
            (2) the amount realized upon disposition over the exercise price. In that event, dELiA*s generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of that amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

      o NON-QUALIFIED STOCK OPTIONS. A recipient will not realize any taxable income upon the grant of a non-qualified stock option, and dELiA*s will not receive an income tax deduction at the time of grant unless the option has a readily ascertainable fair market value at the time of grant, as determined under applicable tax law. Upon exercise of a non-qualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period. dELiA*s will generally 99 be allowed an income tax deduction equal to the amount recognized by the recipient as ordinary income.

      o ALL OPTIONS. With regard to both incentive stock options and non-qualified stock options, the following also apply:

            o any of dELiA*s officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their non-qualified stock options;

            o any entitlement to an income tax deduction on dELiA*s part is subject to the applicable tax rules, including Section 162(m) of the Internal Revenue Code of 1986 regarding a $1,000,000 limitation on deductible compensation; and

            o in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards, or a portion thereof, either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes. In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. dELiA*s stock incentive plan is intended to satisfy these requirements with respect to options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Based solely on a review of the reports and representations furnished to us relating to the last fiscal year, we believe that each of the following officers, directors and ten percent stockholders filed a Form 4 one day after the applicable deadline disclosing the acquisition of shares of our Class A common stock of dELiA*s Inc. in the recombination of iTurf Inc. and dELiA*s
Inc.: Christopher Edgar, Thomas Evans, Lawrence Gleeson; Dennis Goldstein, Evan Guillemin, Stephen I. Kahn, Alex S. Navarro, Bruce Nelson, Oliver Sharp and Beth Vanderslice. Each such filer reported only one transaction late. In addition, Jeffrey Kahn, a party to the family stockholder group, failed to file timely a Form 4 reporting three transactions.

                             STOCKHOLDERS PROPOSALS

      Stockholders wishing to include proposals in the proxy material in relation to our annual meeting to be held in 2002 must submit the same in writing so as to be received at our executive office on or before February 26, 2002, but no earlier than January 27, 2002. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                  ANNUAL REPORT

      Our Annual Report to Stockholders for the fiscal year ended February 3, 2001 is being mailed together with this Proxy Statement to our stockholders of record at the close of business on June 20, 2001. Copies of our Annual Report on Form 10-K are available at the web site of the Securities and Exchange Commission at WWW.SEC.GOV or from the company by written request to dELiA*s Corp., 435 Hudson Street, New York, NY 10014, Attention: Investor Relations.

                                 OTHER BUSINESS

      Our Board of Directors does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their judgment on such matters.

                                          By Order of the Board of Directors,


                                          Timothy B. Schmidt
                                          SECRETARY

June 27, 2001


STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                         ANNEX I

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                OF dELiA*S CORP.


                                    CHARTER


I.   PURPOSE

The Audit Committee shall provide assistance to the Board of Directors of dELiA*s Corp. (the "Corporation") in fulfilling the Board's responsibility to the Corporation's shareholders relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

      o Ensure that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

      o Ensure that management has established and maintained processes to assure that an adequate system of internal control is functioning with the Corporation.

      o Ensure that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

The Audit Committee shall also have such other responsibilities as may be authorized from time to time by the Board.


II.  COMPOSITION

The Audit Committee shall be comprised of two or more directors (three or more, as of June 22, 2001) directors as determined by the Board, each of whom shall be
(i) independent directors, and (ii) free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The foregoing notwithstanding, any director who is a member of the Audit Committee at the time of the adoption of this Charter and who may not be considered an independent director for purposes of clause (i) of the preceding sentence may be permitted to serve on the Audit Committee until the later of the date of his re-election as director and June 1, 2001; PROVIDED such director meets the requirements of clause (ii) of the preceding sentence. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.


III. MEETINGS

The Audit Committee shall meet at least annually, with management and the independent accountants separately to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. In, addition, the Audit Committee or at least its Chairperson should make itself or himself available to the independent accountants and management quarterly to review the Corporation's quarterly financial results.


IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

      o Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

      o Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No.61 ("SAS No.61").

      o Make itself available to management and the independent accountants prior to the filing of the Corporation's quarterly results on Form 10-Q or prior to the release of the Corporation's quarterly earnings, to discuss any matters of concern, including matters required to be discussed by SAS No/61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

      o Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

      o     Oversee independence of the accountants by:

            o Receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the

                  Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

            o Reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

            o Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

                                                                        ANNEX II




                                  dELiA*S CORP.


                              AMENDED AND RESTATED
                            1999 STOCK INCENTIVE PLAN


(PROPOSED AMENDMENT TO SECTION 4.1 AND NAME CHANGE TO dELiA*S CORP. IS SHOWN IN ITALICS)
                                  dELiA*S CORP.
                 AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

                                   ARTICLE I.

                                     PURPOSE

   The purpose of this dELiA*S CORP. 1999 Stock Incentive Plan, (the "Plan"), is to enhance the profitability and value of dELiA*S CORP. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and Consultants of the Company and its Subsidiaries stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders and (ii) to make equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                   ARTICLE II.

                                   DEFINITIONS

      For purposes of this Plan, the following terms shall have the following meanings:

      2.1. "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

      2.2.  "Board" shall mean the Board of Directors of the Company.

      2.3. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

      2.4. "Change in Control" shall have the meaning set forth in Article XI.

      2.5. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

      2.6. "Committee" shall mean a committee of the Board appointed from time to time by the Board. Solely to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

      2.7. "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

      2.8. "Consultant" shall mean any adviser or consultant to the Company and its Subsidiaries.

      2.9. "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

      2.10. "Effective Date" shall mean the date on which this Plan is approved and adopted by the Board.

      2.11. "Eligible Employees" shall mean the employees of the Company and its Subsidiaries who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

      2.12.  "Exchange Act" shall mean the Securities Exchange Act of 1934.

      2.13. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Award, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or if not a day on which the applicable market is open, the next day that it is open.

      2.14. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination.

      2.15. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      2.16. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

      2.17. "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees and Consultants of the Company and its Subsidiaries and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to awards of Stock Options pursuant to
Article IX.

      2.18. "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

      2.19. "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

      2.20. "Retirement" with respect to a Participant's Termination of Employment shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

      2.21. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

      2.22. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

      2.23. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article IX. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on of the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

      2.24. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or non-employee directors of the Company pursuant to Article IX..

      2.25. "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

      2.26. "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

      2.27. "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

      2.28. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Subsidiaries. In the event an entity shall cease to be a Subsidiary, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Subsidiary at the time the entity ceases to be a Subsidiary.

      2.29. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

      2.30. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

      2.31.  "Withholding  Election"  shall  have  the  meaning  set  forth in
Section 14.4.



                                  ARTICLE III.

                                 ADMINISTRATION

      3.1. THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

      3.2. AWARDS. The Committee shall have full authority to grant, pursuant to the terms of this Plan, (i) Stock Options, (ii) Stock Appreciation Rights, both Tandem and Non-Tandem and (iii) Restricted Stock to Eligible Employees or Consultants. Stock Options shall be granted to non-employee directors of the Company pursuant to Article IX. In particular, the Committee shall have the authority:

            (a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

            (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

            (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

            (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

            (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Subsection 6.3(d);

            (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees or Consultants in order to exercise Options under the Plan;

            (g) to determine whether a Stock Appreciation Right is Tandem or Non- Tandem; and

            (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award.

      3.3. GUIDELINES. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

      3.4. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

      3.5. RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

      3.6. PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      3.7.  DESIGNATION OF CONSULTANTS LIABILITY.

            (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

            (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.


                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

      4.1.  SHARES.

            (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 4,050,000 shares, provided that the number of shares shall be increased on JANUARY 1, 2001 and JANUARY 1, 2002, by the lesser of (i) four percent (4%) of the number of outstanding shares of Class A Common Stock on the last day of the immediately preceding calendar year, (ii) 1,750,000 shares or (iii) such lesser amount as may be determined by the Company's Board of Directors, (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is cancelled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If shares of Common Stock are exchanged by a Participant as full or partial payment to the Company of the exercise price of a Stock Option or the number of shares deliverable to a Participant under the terms of the Plan are reduced for payment of withholding taxes, such exchanged or reduced shares of Common Stock will again be available for purposes of Awards under the Plan, other than for the grant of Incentive Stock Options. If a Tandem Stock Appreciation Right or a limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

            (b) INDIVIDUAL PARTICIPANT LIMITATIONS. (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed

750,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

                  (i) There are no annual individual Participant limitations on Restricted Stock.

                  (ii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 750,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. If a Tandem Stock Appreciation Right or limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Options.

      4.2.  CHANGES.

            (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Subsidiary, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Subsidiary, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

            (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

            (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half ( 1/2) and rounding-up for fractions equal to or greater than one-half ( 1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

            (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

      Notwithstanding the foregoing and solely to the extent required by Section 16 of the Exchange Act, at the discretion of the Committee, the provisions contained in this subsection shall be adjusted as they apply to Options and Stock Appreciation Rights granted to Eligible Employees and Consultants within six (6) months before the occurrence of an Acquisition Event if the holder of such Award is subject to the reporting requirements of Section 16(a) of the Exchange Act in such manner as determined by the Committee, including without limitation, terminating Options and Stock Appreciation Rights at specific dates after the Acquisition Event, in order to give the holder the benefit of the Option.

      If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

      4.3. PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.


                                   ARTICLE V.

                                   ELIGIBILITY

      5.1. All employees and Consultants of the Company and its Subsidiaries are eligible to be granted Options, Stock Appreciation Rights and Restricted Stock under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole discretion.

      5.2. Non-employee directors of the Company are only eligible to receive an Award of Stock Options in accordance with Article IX of the Plan.


                                   ARTICLE VI.

                 EMPLOYEE AND CONSULTANT STOCK OPTION GRANTS

      6.1. OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

      6.2. GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of the Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to a Consultant shall be a Non-Qualified Stock Option.

      6.3. TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

            (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

            (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five
(5) years.

            (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

            (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder, Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

            (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

      Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

            (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

            (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

            (h) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

      6.4. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Options upon the Termination of Employment of a Participant:

            (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

            (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

            (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

            (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

            (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

            (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if, no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII.

                             RESTRICTED STOCK AWARDS

      7.1. AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

      7.2. AWARDS AND CERTIFICATES. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

            (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

      (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

      (c) LEGEND. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

            "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the dELiA*s Inc. (the "Company") 1999 Stock Incentive Plan and an Agreement entered into between the registered owner and the Company, dated ________. Copies of such Plan and Agreement are on file at the principal office of the Company."

            (d) CUSTODY. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      7.3. RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

            (a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

            (b) RIGHTS AS STOCKHOLDER. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

            (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

            7.4. TERMINATION OF EMPLOYMENT FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.


                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

      8.1. Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

      8.2. Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

            (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

            (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

            (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

            (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

            (e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

      8.3. NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

      8.4. Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

            (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

      (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

            (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

            (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

      8.5. LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

      8.6. TERMINATION OF EMPLOYMENT. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant.

            (a) TERMINATION BY DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

            (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

            (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non- Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

            (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

            (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

            (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety
(90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.


                                   ARTICLE IX.

                    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

      9.1. Options. The terms of this Article IX shall apply only to Options granted to non-employee directors.

      9.2. GRANTS. Without further action by the Board or the stockholders of the Company, each non-employee director who is not an affiliate of dELiA*s Inc. (so long as dELiA*s Inc. beneficially owns at least 20% of the Company's outstanding voting stock) elected subsequent to the Effective Date shall subject to the terms of the Plan, be granted Options to purchase 50,000 shares of Common Stock upon the date the non-employee director begins service as a director on the Board.

      9.3. NON-QUALIFIED STOCK OPTIONS. Stock Options granted under this Article IX shall be Non-Qualified Stock Options.

      9.4. TERMS OF OPTIONS. Options granted under this Article shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

            (a) OPTION PRICE. In the case of non-employee directors who begin service on the Board prior to the effectiveness of the Company's registration statement relating to its initial public offering, the purchase price per share deliverable upon the exercise of an Option granted pursuant to Section 9.2(a) shall be the initial public offering price to the public in such offering. In the case of non-employee directors who begin service on the Board subsequent to the effectiveness of the Company's registration statement relating to its initial public offering, the purchase price per share deliverable upon the exercise of an Option granted pursuant to Section 9.2(a) shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option, or the par value of the Common Stock, whichever is greater.

            (b) EXERCISABILITY. Except as otherwise provided herein, twelve and one-half percent (12.5%) of any Option granted under this Article IX shall be exercisable on or after each of the eight six-month anniversaries following the date of grant. All Options shall fully vest upon a Change in Control.

            (c) METHOD FOR EXERCISE. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board.

            (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

      9.5. TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Options upon the Termination of Directorship:

            (a) DEATH, DISABILITY OR OTHERWISE CEASING TO BE A DIRECTOR OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

            (b) CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

            (c) CANCELLATION OF OPTIONS. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

      9.6. CHANGES. (a) The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

            (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.


                                   ARTICLE X.

                               NON-TRANSFERABILITY

      No Stock Option or Stock Appreciation Right shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.


                                   ARTICLE XI.

                          CHANGE IN CONTROL PROVISIONS

      11.1. BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

            (a) Subject to paragraph (c) below with regard to Options granted to Eligible Employees and Consultants, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
Section 11.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

            (b) The restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

            (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

                  (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

                  (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                  (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

      For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425- 1 (and any amendments thereto).

            (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award (other than a grant to a non-employee director pursuant to Article IX hereof), upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the Pre-Change in Control Period shall be the one hundred eighty (180) day period prior to a Change in Control.

      11.2. CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

            (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, dELiA*s Inc., any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, or as a group or individually Stephen I. Kahn, his spouse and their issue and any trusts for the benefit of any of them), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

            (b) a change in the composition of the Board of Directors of the Company such that the individuals who, as of the date hereof, comprise the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this subsection that any individual who becomes a member of an Incumbent Board subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved in advance or contemporaneously with such election by a vote of at least a majority of those individuals who are members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company or actual or threatened tender offer for shares of the Company or similar transaction or other contest for corporate control (other than a tender offer by the Company) shall not be so considered as a member of the Incumbent Board; or

            (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

            (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.


                                  ARTICLE XII.

                      TERMINATION OR AMENDMENT OF THE PLAN

      12.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

Except with respect to the award of Stock Options to non-employee directors under Article IX, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.


                                  ARTICLE XIII.

                                  UNFUNDED PLAN

      13.1. UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                  ARTICLE XIV.

                               GENERAL PROVISIONS

      14.1. LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

      All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      14.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      14.3. NO RIGHT TO EMPLOYMENT/CONSULTANCY/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment or consultancy by the Company or any Subsidiary, nor shall they be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or a Consultant is retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

      14.4. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

      The Committee may permit, as it decides to approve in its sole discretion, any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

      14.5.  LISTING AND OTHER CONDITIONS.

            (a) If the Common Stock becomes listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

            (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

            (c) Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

      14.6. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

      14.7. CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

      14.8. OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

      14.9. COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

      14.10. NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

      14.11. DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

      14.12. SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

      14.13. SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

      14.14. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.


                                   ARTICLE XV.

                                  TERM OF PLAN

      No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVI.

                                  NAME OF PLAN

      This Plan shall be known as the dELiA*S CORP. 1999 Stock Incentive Plan.

                                  dELiA*S CORP.

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 24, 2001

      This proxy is solicited on behalf of the Board of Directors of dELiA*s Corp. ("dELiA*s") for the annual meeting of stockholders (including any adjournments or postponements thereof, the "Annual Meeting") of dELiA*s to be held at Tarrytown House, East Sunnyside Lane, Tarrytown, NY 10591, beginning at 1:00 p.m. local time, on July 24, 2001.

      Unless otherwise specified below, the undersigned, a holder of record of shares of Class A common stock, par value $.01 per share ("Common Stock"), of dELiA*s at the close of business on June 20, 2001 (the "Record Date"), hereby appoints Stephen I. Kahn, Timothy B. Schmidt and Dennis Goldstein, or any of them, the proxy or proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting and to vote as specified in this proxy all the shares of Common Stock which the undersigned would otherwise be entitled to vote if personally present upon the proposals described in the proxy statement for the Annual Meeting and such other matters as may properly come before such meeting. The undersigned hereby revokes any previous proxies with respect to the matters covered in this proxy.

                (Continued and to be signed on the reverse side)

      Please sign, date and mail your proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                  dELiA*S CORP.

                 Please Detach and Mail in the Envelope Provided

/X/ Please mark your votes as in this example.

     THE BOARD OF DIRECTORS OF dELiA*s RECOMMENDS A VOTE FOR THE PROPOSALS
                       DESCRIBED IN THE PROXY STATEMENT.

1.    Election of three Class B directors of dELiA*s

      Nominees:   Geraldine R. Karetsky
                  Timothy U. Nye
                  Andrea M. Weiss

     /_/ GRANT authority to vote for      /_/ WITHHOLD authority to vote for
            the three nominees                  the three nominees

      STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE. ANY PROXY EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

2. Ratification of the appointment of Ernst & Young LLP as the independent auditors of dELiA*s

      /_/ FOR /_/ AGAINST /_/ ABSTAIN

3. For the approval of the amendment to dELiA*s 1999 amended and restated stock incentive plan

      /_/ FOR /_/ AGAINST /_/ ABSTAIN

4. Authority to vote in their discretion on such other business as may properly come before the meeting.

      /_/ FOR /_/ AGAINST /_/ ABSTAIN

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the Annual Meeting and vote by ballot, your shares cannot be voted.

IF RETURNED CARDS ARE SIGNED AND DATED BUT NOT MARKED YOU WILL BE DEEMED TO HAVE VOTED FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


Signature:_________ Date:_______, 2001 Signature:______________ Date:_____, 2001
        (Title, if any)                         (If held jointly)


NOTE: Proxies can only be given by stockholders of record on the Record Date. Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.